UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2011 (Date of earliest event reported)
EnergySolutions (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33830 (Commission File Number)	51-0653027 (IRS Employer Identification Number)

423 West 300 South Ste 200 (Address of principal executive offices)		84101 (Zip Code)
801-649-2194 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 10, 2011, EnergySolutions, Inc. issued a press release with respect to its financial results for the quarter ended March 31, 2011.

The press release and related attachments are annexed as Exhibit 99.1 hereto and are hereby incorporated herein and made part hereof.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by EnergySolutions, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

The following material is furnished as an exhibit to this Current Report on Form 8-K:

(d) Exhibits
            99.1       Press Release of EnergySolutions dated May 10, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2011	ENERGYSOLUTIONS By: /s/ WILLIAM R. BENZ WILLIAM R. BENZ Executive Vice President andChief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of EnergySolutions dated May 10, 2011